Ameristock Mutual Fund, Inc.

Supplement dated January 8, 2007 to the Statement of Additional Information dated November 1, 2006

The following information supplements the statement of additional information (“SAI”) dated November 1, 2006 for the Ameristock Mutual Fund, Inc. (the “Fund”).

Effective January 5, 2007, Brown Brothers Harriman & Co. replaced U.S. Bank as the custodian of the Fund’s investments.  Accordingly, the second paragraph under the heading “Additional Information” in the SAI is revised to read as follows:

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the assets of the Fund.  The custodian is responsible for the safekeeping of the Fund's assets and the appointment of sub-custodians and clearing agencies.  The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund.  The Fund, however, may invest its excess cash in “sweep” vehicles sponsored by the custodian, may use the custodian as broker to execute securities transactions, and may purchase securities from or sell securities to the custodian.

Please Retain This Supplement For Future Reference